SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	November 7, 2005
(Date of earliest event reported)	November 7, 2005

HEARTLAND FINANCIAL, USA, INC.
 (Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-24724	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-14(c))

Item 8.01 Other Events

On or about November 7, 2005, Heartland Financial USA, Inc. (the "Company") mailed its 3rd Quarter 2005 "Investment Profile," its quarterly newsletter to shareholders. A copy of the Company's 3rd Quarter Investment Profile Newsletter is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
    None.

(b)	PRO FORMA FINANCIAL INFORMATION.
    None.

(c)	EXHIBITS
    99.1 3rd Quarter Investment Profile Newsletter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND FINANCIAL USA, INC

November 7, 2005	By:	/s/ John K. Schmidt Executive Vice President, CFO & COO